                                                                     EXHIBIT 1.1

================================================================================


                            AGL CAPITAL CORPORATION

                            (a Nevada corporation)

                                 $150,000,000

                                   6,000,000
                                     8.00%


                                TRUST PREFERRED
                                  SECURITIES

                            UNDERWRITING AGREEMENT

Dated: May 14, 2001


================================================================================

                               Table of Contents

                            UNDERWRITING AGREEMENT

                                                                           Page

1.   Representations and Warranties.........................................  3

     (a)    Compliance with Registration Requirements.......................  3
     (b)    Incorporated Documents..........................................  4
     (c)    No Material Adverse Change in Business..........................  4
     (d)    Good Standing of the Company and the Guarantor..................  5
     (e)    Good Standing of Subsidiaries...................................  5
     (f)    Authorization of Agreement......................................  5
     (g)    Authorization of the Indenture..................................  5
     (h)    Authorization of the Junior Subordinated Debentures.............  5
     (i)    Authorization of the Trust Securities...........................  6
     (j)    Authorization of the Trust Preferred Guarantee..................  6
     (k)    Authorization of the Debenture Guarantee........................  6
     (l)    Authorization of the Trust Agreement............................  6
     (m)    Absence of Defaults and Conflicts...............................  7
     (n)    Absence of Further Requirements.................................  8
     (o)    Environmental Laws..............................................  8

2.   Sale and Delivery to Underwriters; Closing.............................  8
     (a)    Securities......................................................  8
     (b)    Payment.........................................................  9
     (c)    Denominations; Registration.....................................  9

3.   Agreements of the Company, the Trust and the Guarantor.................  9
     (a)    Compliance with Securities Regulations and Commission Requests..  9
     (b)    Filing of Amendments............................................ 10
     (c)    Delivery of Registration Statements............................. 10
     (d)    Delivery of Prospectuses........................................ 10
     (e)    Continued Compliance with Securities Laws....................... 10
     (f)    Blue Sky Qualifications......................................... 11
     (g)    Restriction on Sale of Securities............................... 11
     (h)    Rule 158........................................................ 11
     (i)    Use of Proceeds................................................. 11

4.   Payment of Expenses.................................................... 12
     (a)    Expenses........................................................ 12
     (b)    Termination of Agreement........................................ 12

5.   Conditions of Underwriters' Obligations................................ 12
     (a)    Effectiveness of Registration Statement......................... 12
     (b)    Opinion of Counsel for Company.................................. 13

     (c)    Opinion of Counsel for Guarantor................................ 13
     (d)    Opinion of Counsel for Trust.................................... 13
     (e)    Opinion of Counsel for Underwriters............................. 13
     (f)    Company Officers' Certificate................................... 13
     (g)    Guarantor Officers' Certificate................................. 14
     (h)    Trust Certificate............................................... 14
     (i)    Accountant's Comfort Letter..................................... 14
     (j)    Bring-down Comfort Letter....................................... 15
     (k)    Maintenance of Rating........................................... 15
     (l)    Additional Documents............................................ 15
     (m)    Termination of Agreement........................................ 15

6.   Indemnification........................................................ 15
     (a)    Indemnification of Underwriters................................. 15
     (b)    Indemnification of Company, Directors and Officers.............. 16
     (c)    Actions against Parties; Notification........................... 17
     (d)    Settlement without Consent if Failure to Reimburse.............. 17

7.   Contribution........................................................... 17

8.   Representations, Warranties and Agreements to Survive Delivery......... 19

9.   Termination of Agreement............................................... 19
     (b)            Liabilities............................................. 19

10.  Default by One or More of the Underwriters............................. 19

11.  Notices................................................................ 20

12.  Parties................................................................ 20

13.  GOVERNING LAW AND TIME................................................. 21

14.  Effect of Headings..................................................... 21

15.  Counterparts........................................................... 21

SCHEDULES
       Schedule A  -  List of Underwriters Sch A-1
       Schedule B  -  Pricing Information Sch B-1

EXHIBITS

       Exhibit A - Form of Opinion of Company's Nevada Counsel A-1 Exhibit B - Form of Opinion of Guarantor's Georgia Counsel B-1

                            AGL CAPITAL CORPORATION

                            (a Nevada corporation)

                                 $150,000,000

                                   6,000,000
                                     8.00%

                                TRUST PREFERRED
                                  SECURITIES

                            UNDERWRITING AGREEMENT
                            ----------------------

                                                                    May 14, 2001

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
MORGAN STANLEY & CO. INCORPORATED,
 as Representatives of the several Underwriters
c/o  Merrill Lynch & Co.
      Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
North Tower
World Financial Center
New York, New York 10281-1209

Ladies and Gentlemen:

     AGL Capital Corporation, a Nevada corporation (the "Company"), AGL Resources Inc., a Georgia corporation (the "Guarantor") and AGL Capital Trust II, a Delaware statutory business trust (the "Trust") each confirm their agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Morgan Stanley & Co. Incorporated, and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch and Morgan Stanley & Co. Incorporated are acting as representatives (in such capacity, the "Representatives"), with respect to the issue and sale by the Trust and the purchase by the Underwriters, acting severally and not jointly, of the respective amounts set forth in Schedule A of 6,000,000 8.00% Trust Preferred Securities due May 15, 2041, with aggregate liquidation amount of $150,000,000 (the "Trust Preferred Securities").

     The Trust Preferred Securities are to be issued pursuant to an Amended and Restated Trust Agreement dated (the "Trust Agreement") to be entered into between the Company and the Trustees, as defined therein. The Trust Agreement authorizes the Trustees, on behalf of the Trust, to issue the Trust Preferred Securities, which represent preferred undivided beneficial interests in the assets of the trust and the Common Securities, which are common securities of the Trust which will be purchased by the Company (the "Common Securities" and together with the Trust Preferred Securities, the "Trust Securities"). The Common Securities represent common undivided beneficial interests in the assets of the Trust and are subordinate to the Trust Preferred Securities.

     The Trust will use the proceeds from the sale of the Trust Securities to buy an equal principal amount of the 8.00% Junior Subordinated Deferrable Interest Debentures issued by the Company (the "Junior Subordinated Debentures" and together with the Trust Securities, the "Securities"). The Junior Subordinated Debentures are unsecured debt obligations of the Company which are to be issued under an Indenture as supplemented from time to time (as so supplemented, the "Indenture") between the Company, the Guarantor and The Bank of New York, as trustee (the "Debenture Trustee"). In certain circumstances, the Company can elect to liquidate the Trust and distribute the Junior Subordinated Debentures.

     Certain payments on the Trust Preferred Securities will be guaranteed (the "Trust Preferred Guarantee") by the Guarantor pursuant to the Trust Preferred Securities Guarantee Agreement (the "Trust Preferred Guarantee Agreement") to be entered into between the Guarantor, and The Bank of New York, as trustee, (the "Guarantee Trustee").

     Certain payments on the Junior Subordinated Debentures will be guaranteed (the "Debenture Guarantee") by the Guarantor pursuant to the Indenture.

     The Company, the Guarantor and the Trust understand that the Underwriters propose to make a public offering of the Trust Preferred Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act").

     The Company, the Guarantor and the Trust have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-60248) covering the registration of the Securities and the Guarantees under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus. Promptly after execution and delivery of this Agreement, the Company, the Guarantor and the Trust will prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations. The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information". Any prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Rule 430A Information, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Prospectus." For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     The Trust Agreement, the Indenture and the Trust Preferred Guarantee are referred to herein collectively as the "Operative Documents".

     All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

1.   Representations and Warranties The Company, the Guarantor and the Trust
-----------------------------------
jointly and severally represent and warrant to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

     (a)  Compliance with Registration Requirements. The Company, the Guarantor
     ----------------------------------------------
     and the Trust meet the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company and the Guarantor, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

          At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time, the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations"), and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act or statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Underwriter expressly for use in the Registration Statement, the preliminary prospectus or the Prospectus.

          Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (b)  Incorporated Documents. The documents incorporated or deemed to be
     ---------------------------
     incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued and at the Closing Time, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (c)  No Material Adverse Change in Business. Since the respective dates as
     -------------------------------------------
     of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Guarantor and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Guarantor or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Guarantor and its subsidiaries considered as one enterprise, and (C) except for regular dividends on the common stock of the Guarantor (the "Common Stock") in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Guarantor on any class of its capital stock.

     (d)  Good Standing of the Company and the Guarantor The Company and the
     ---------------------------------------------------
     Guarantor have been duly organized and are validly existing as corporations, in good standing under the laws of their respective states of incorporation and have corporate power and authority to own, lease and operate their properties and to conduct their business as described in the Prospectus and to enter into and perform their obligations under this Agreement; and the Company and the Guarantor are duly qualified as a foreign corporation to transact business and are in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

               The Trust has been duly created and is validly existing as statutory business trust in good standing under the Business Trust Act of the State of Delaware, 12 Del.C. (S)(S) 3801 et seq (the "Delaware Business
                                                  -- ---
     Trust Act") with the trust power and authority to own property and conduct its business as described in the Registration Statement, and has conducted and will conduct no business other than the transactions described in the Registration Statement.

     (e)  Good Standing of Subsidiaries Each "significant subsidiary" of the
     ----------------------------------
     Guarantor (as such term is defined in Rule 1-02 of Regulation S-X) (each a "Subsidiary" and, collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

     (f)  Authorization of Agreement This Agreement has been duly authorized,
     -------------------------------
     executed and delivered by the Company, the Guarantor and the Trust.

     (g)  Authorization of the Indenture The Indenture has been duly authorized
     -----------------------------------
     by the Company and the Guarantor and duly qualified under the 1939 Act and, when duly executed and delivered by the Company, the Guarantor and the Trustee, will constitute a valid and binding agreement of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

     (h)  Authorization of the Junior Subordinated Debentures The Junior
     --------------------------------------------------------
     Subordinated Debentures have been duly authorized and, when duly executed, authenticated, issued and delivered in the manner provided for the Indenture and delivered against payment of the purchase price therefore as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

     (i)  Authorization of the Trust Securities The Trust Securities have been
     ------------------------------------------
     duly authorized for issuance and sale pursuant to this Agreement and, when duly authenticated, issued and delivered in the manner provided for in this Agreement and the Trust Agreement and delivered against payment of the purchase price therefore as provided in this Agreement, will constitute valid and binding obligations of the Trust, enforceable against the Trust and entitled to the benefits of the Trust Agreement, in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Trust Agreement.

     (j)  Authorization of the Trust Preferred Guarantee The Trust Preferred
     ---------------------------------------------------
     Guarantee has been duly authorized by the Guarantor and when duly executed and delivered as provided for in the Trust Preferred Securities Guarantee Agreement, will constitute valid and binding agreement of the Guarantor, enforceable against the Guarantor in accordance with the terms of the Trust Preferred Securities Guarantee Agreement, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Trust Preferred Securities Guarantee Agreement.

     (k)  Authorization of the Debenture Guarantee The Debenture Guarantee has
     ---------------------------------------------
     been duly authorized by the Guarantor and when duly executed and delivered as provided for in the Indenture, will constitute valid and binding agreement of the Guarantor, enforceable against the Guarantor in accordance with the terms of the Indenture, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

     (l)  Authorization of the Trust Agreement. The Trust Agreement has been
     -----------------------------------------
     duly authorized by the Company and when duly executed and delivered as provided for in the

     Trust Agreement, will constitute valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will conform in all material respects to all statements relating thereto contained in the Registration Statement and the Prospectus.

     (m)  Absence of Defaults and Conflicts Neither the Company, nor the
     --------------------------------------
     Guarantor is in violation of its articles of incorporation or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan or credit agreement, note, lease or other agreement or instrument to which the Company or the Guarantor is a party or by which it may be bound, or to which any of the property or assets of the Company or the Guarantor is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the other Operative Documents to which it is a party and the Securities and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company and the Guarantor with their obligations hereunder and under the other Operative Documents and the Securities does not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Guarantor pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the articles of incorporation or by-laws of the Company or the Guarantor or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or the Guarantor or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or the Guarantor.

          The Trust is not a party to or bound by any agreement or instrument other than this Agreement and the Operative Documents to which it is a party, and the agreements and instruments contemplated by the Trust Agreement and described in the Registration Statement; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the agreements and instruments contemplated by the Trust Agreement and described in the Registration Statement; and the Trust is not a party to or subject to any action, suit or proceeding of any nature. The execution, delivery and performance of this Agreement and the Operative Documents to which the Trust is a party, and the consummation of the transactions contemplated herein and therein will not violate or conflict with any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its properties or assets, nor will such actions result in any violation of the Trust Agreement or the certificate of trust of the Trust; and except for the registration of the Trust Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement and the other Operative Documents to which the Trust is a party or the consummation of the transactions contemplated herein and therein.

     (n)  Absence of Further Requirements No filing with, or authorization,
     ------------------------------------
     approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company, the Trust or the Guarantor of their obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement or for the due execution, delivery or performance of the Indenture by the Company and the Guarantor, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws and except for the qualification of the Indenture under the 1939 Act.

     (o)  Environmental Laws Except as described in the Registration Statement
     -----------------------
     or except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Guarantor nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws") and (B) the Guarantor and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements.

2.   Sale and Delivery to Underwriters; Closing
-----------------------------------------------


     (a)  Securities On the basis of the representations and warranties herein
     ---------------
contained and subject to the terms and conditions herein set forth, the Trust agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Trust, at the price set forth in Schedule B, the number of Trust Preferred Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Trust Preferred Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

     (b)  Payment. Payment of the purchase price for, and delivery of
     ------------
certificates for, the Trust Preferred Securities shall be made at the offices of the Guarantor, or at such other place as shall be agreed upon by the Representatives and the Guarantor, at 10:00 A.M. (Eastern time) on the fifth business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called "Closing Time").

     Payment shall be made to the Company at the Closing Time by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representatives for the respective accounts of the Underwriters of Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Trust Preferred Securities which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Trust Preferred Securities to be purchased by any Underwriter whose funds have not been received by the Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder.

     (c) Denominations; Registration Certificates for the Trust Preferred Securities shall be in such denominations as Merrill Lynch shall request and registered in the name of The Depository Trust Company's nominee. The Trust Preferred Securities will be made available for examination by Merrill Lynch not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time.

3.   Agreements of the Company, the Trust and the Guarantor The Company, the
-----------------------------------------------------------
Guarantor and the Trust agree with each Underwriter as follows:

     (a)  Compliance with Securities Regulations and Commission Requests The
     -------------------------------------------------------------------
     Company and the Guarantor, subject to Section 3(b), will comply with the requirements of Rule 430A and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company and the Guarantor will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company and the Guarantor will use reasonable efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (b)  Filing of Amendments The Company and the Guarantor will give the
     -------------------------
     Representatives notice of their intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object.

     (c)  Delivery of Registration Statements The Company and the Guarantor have
     ----------------------------------------
     furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (d)  Delivery of Prospectuses The Company and the Guarantor have delivered
     -----------------------------
     to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company and the Guarantor hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company and the Guarantor will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (e)  Continued Compliance with Securities Laws The Company and the
     ----------------------------------------------
     Guarantor will comply with the 1933 Act and the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations and the 1939 Act and the 1939 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Trust Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company and the Guarantor, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading, in the light of the circumstances under which they were made, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company and the Guarantor will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company and the Guarantor will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

     (f)  Blue Sky Qualifications The Company and the Guarantor will cooperate
     ----------------------------
     with the Underwriters, to qualify the Trust Preferred Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Representative(s) may designate and to maintain such qualifications in effect as long as may be required for distribution of the securities by the Underwriters, but not more than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company and the Guarantor shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Trust Preferred Securities have been so qualified, the Company and the Guarantor will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not more than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement. The Company and the Guarantor will also supply the Underwriters with such information as is necessary for the determination of the legality of the Securities for investment under the laws of such jurisdictions as the Underwriters may request.

     (g)  Restriction on Sale of Securities (i) From the date hereof through
     --------------------------------------
     the Closing Time, neither the Company nor the Guarantor will, without prior written consent of the Representatives, directly or indirectly, issue, sell, offer or contract to sell, grant any option for the sale of, any debt securities (excluding funding from a credit facility) with a maturity greater than one year or guarantees related to such debt securities. (ii) From the date hereof through the date that is 30 days from the date hereof, neither the Company nor the Guarantor will, without the prior written consent of the Representatives, directly or indirectly, issue, sell, offer or contract to sell, grant any option for the sale of, or otherwise transfer or dispose of, any securities of such entities which are of the same class as the Trust Preferred Securities.

     (h)  Rule 158 The Guarantor will timely file such reports pursuant to the
     -------------
     1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

     (i)  Use of Proceeds The Company, the Guarantor and the Trust will use the
     --------------------
     net proceeds received from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

4.   Payment of Expenses
------------------------



     (a)     Expenses The Company and the Guarantor will pay all expenses
     ----------------
incident to the performance of its obligations under this Agreement, including
(i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters, the other Operative Documents and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities,
(iv) the fees and disbursements of the Company's and the Trust's respective counsel, accountants and other advisors, (v) up to $7,500 of expenses related to the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus and of the Prospectus and any amendments or supplements thereto, (vii) the fees and expenses of the Trustee, the Property Trustee and the costs and charges of any registrar, transfer agent, paying agent under the Operative Documents, including the fees and disbursements of counsel for the Trustee in connection with the Operative Documents and the Securities and (viii) any fees payable in connection with the rating of the Trust Preferred Securities.

     (b)     Termination of Agreement If this Agreement is terminated by the
     --------------------------------
Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company and the Guarantor shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

5.   Conditions of Underwriters' Obligations The obligations of the several
--------------------------------------------
Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company, the Guarantor and the Trust contained in Section 1 hereof or in certificates of any officer of the Guarantor or the Company delivered pursuant to the provisions hereof, to the performance by the Company and the Guarantor of their covenants and other obligations hereunder, and to the following further conditions:

     (a)     Effectiveness of Registration Statement The Registration Statement,
     -----------------------------------------------
     including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

     (b)  Opinion of Counsel for Company At Closing Time, the Representatives
     -----------------------------------
     shall have received the favorable opinion as to Nevada law, dated as of Closing Time, of Marshall Hill Cassas & de Lipkau, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriters may reasonably request.

     (c)  Opinion of Counsel for Guarantor At Closing Time, the Representatives
     -------------------------------------
     shall have received the favorable opinion as to Georgia law, dated as of Closing Time, of Long Aldridge & Norman LLP, counsel for the Guarantor, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request. In giving such opinion such counsel may rely, as to matters governed by the laws of jurisdictions other than the law of the State of Georgia and federal law of the United States, upon the opinions of Counsel to the Representatives.

     (d)  Opinion of Counsel for Trust At Closing Time, the Representatives
     ---------------------------------
     shall have received the favorable opinion as to Delaware law, dated as of Closing Time, of Richards, Finger & Layton P.A. counsel for the Trust, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit C hereto and to such further effect as counsel to the Underwriters may reasonably request. In giving such opinion such counsel may rely, as to matters governed by the laws of jurisdictions other than the law of the State of Delaware and federal law of the United States, upon the opinions of Counsel to the Representatives.

     (e)  Opinion of Counsel for Underwriters At Closing Time, the
     ----------------------------------------
     Representatives shall have received the favorable opinion, dated as of Closing Time, of Simpson Thacher & Bartlett, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Guarantor and its subsidiaries and certificates of public officials.

     (f)  Company Officers' Certificate At Closing Time, there shall not have
     ----------------------------------
     been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, except as contemplated in the Prospectus and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose, to the knowledge of the Company, have been instituted or are pending or are contemplated by the Commission.

     (g)  Guarantor Officers' Certificate At Closing Time, there shall not have
     ------------------------------------
     been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospectus of the Guarantor and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, except as contemplated in the Prospectus and the Representatives shall have received a certificate of the President or a Vice President of the Guarantor and of the chief financial or chief accounting officer of the Guarantor, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in
     Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Guarantor has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose, to the knowledge of the Guarantor, have been instituted or are pending or are contemplated by the Commission.

     (h)  Trust Certificate At Closing Time, there shall not have been, since
     ----------------------
     the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospectus of the Trust, whether or not arising in the ordinary course of business, except as contemplated in the Prospectus and the Representatives shall have received a certificate of the Sponsor and the Administrative Trustees, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in
     Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Trust has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or to the knowledge of the Trust are contemplated by the Commission.

     (i)  Accountant's Comfort Letter At the time of the execution of this
     --------------------------------
     Agreement, the Representatives shall have received from Deloitte & Touche LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

     (j)  Bring-down Comfort Letter At Closing Time, the Representatives shall
     ------------------------------
     have received from Deloitte & Touche LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (i) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

     (k)  Maintenance of Rating At Closing Time, the Securities shall be rated
     --------------------------
     at least baal by Moody's Investor's Service Inc. and BBB by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Securities or any of the Company's or the Guarantor's other debt securities by any "nationally recognized statistical rating agency", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such organization shall have publicly announced that it has under surveillance or review its rating of the Securities or any of the Company's or the Guarantor's other debt securities.

     (l)  Additional Documents At Closing Time, counsel for the Underwriters
     -------------------------
     shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company, the Trust and the Guarantor in writing in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

     (m)  Termination of Agreement If any condition specified in this Section
     -----------------------------
     shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company and the Guarantor in writing at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

6.   Indemnification
--------------------

     (a)  Indemnification of Underwriters The Company, the Guarantor and the
     ------------------------------------
Trust, jointly and severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

          (iii) against any and all reasonable expense as incurred (including the fees and disbursements of counsel chosen by the Representatives), incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss,
--------  -------
liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company or the Guarantor by any or on behalf of any Underwriter expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or in any statement in or omission from the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Indenture.
The foregoing indemnity with respect to any untrue statement contained in or any omission from the preliminary prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, liability, claim, damage or expense purchased any of the Securities that are the subject thereof if (i) the untrue statement or omission contained in the preliminary prospectus was corrected; (ii) such person was not sent or given a copy of the Prospectus (excluding documents incorporated by reference) which corrected the untrue statement or omission at or prior to the written confirmation of the sale of such Securities to such person if required by applicable law; and (iii) the Company and the Guarantor satisfied its obligation pursuant to Section 3(d) of this Agreement to provide a sufficient number of copies of the Prospectus to the Underwriters.

     (b)  Indemnification of Company, Directors and Officers Each Underwriter
     -------------------------------------------------------
severally agrees to indemnify and hold harmless the Company, the Guarantor and the Trust, their directors, each of their officers or Trustees who signed the Registration Statement, and each person, if any, who controls the Company, the Trust and the Guarantor within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company, the Guarantor or the Trust by such Underwriter expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c)  Actions against Parties; Notification Each indemnified party shall
     ------------------------------------------
give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company, the Guarantor or the Trust. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d)  Settlement without Consent if Failure to Reimburse If at any time an
     -------------------------------------------------------
indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

7.   Contribution If the indemnification provided for in Section 6 hereof is for
-----------------
any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Guarantor and the Trust on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Guarantor and the Trust on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

  The relative benefits received by the Company, the Guarantor and the Trust on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Trust Preferred Securities pursuant to this Agreement (before deducting expenses) received by the Trust and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus bear to the aggregate initial public offering price of the Trust Preferred Securities as set forth on such cover.

  The relative fault of the Company, the Guarantor and the Trust on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Guarantor and the Trust or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

  The Company, the Guarantor, the Trust and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

  Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Trust Preferred Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

  For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company or the Guarantor, each officer of the Company or the Guarantor who signed the Registration Statement, and each person, if any, who controls the Company or the Guarantor within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or the Guarantor. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the principal amount of Securities set forth opposite their respective names in Schedule A hereto and not joint.

8.   Representations, Warranties and Agreements to Survive Delivery All
-------------------------------------------------------------------
representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or the Guarantor or any of their subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or the Guarantor, and shall survive delivery of the Securities to the Underwriters.

9.   Termination of Agreement Termination
-----------------------------------------

          (a) This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company, the Guarantor and the Trust prior to delivery of and payment for the Securities, if prior to such time (i) the Company or the Guarantor or the Trust shall have failed, refused or been unable, at or prior to the Closing Time, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the obligations of the Underwriters hereunder is not fulfilled (other than by reason of a default by any of the Underwriters), (iii) trading in the Guarantor's Common Stock has been suspended by the Commission, or trading in securities generally on the New York Stock Exchange or the over-the-counter market shall have been suspended (otherwise than as a result of a "circuit breaker" or other similar suspension of securities trading pursuant to existing regulations) or minimum or maximum prices shall have been fixed, or minimum or maximum ranges for prices for securities have been required, by either of such exchanges or such market by the Commission or by such exchange or other regulatory body or governmental authority having jurisdiction, (iv) a general banking moratorium shall have been declared by Federal or New York or Georgia state authorities, or
(v) there shall have occurred any material adverse change in general economic, political or financial conditions in the United States, or any outbreak of hostilities or escalation of hostilities or other national or international calamity or crisis, the effect of which on the financial markets in the United States is such as to make it, in the reasonable judgment of the Representatives, impracticable to market the Trust Preferred Securities or to enforce contracts for the sale of the Securities.

     (b)  Liabilities If this Agreement is terminated pursuant to this Section,
     ----------------
such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

10.  Default by One or More of the Underwriters If one or more of the
-----------------------------------------------
Underwriters shall fail at Closing Time to purchase the Trust Preferred Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Trust Preferred Securities to be purchased hereunder, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

          (b) if the number of Defaulted Securities exceeds 10% of the aggregate principal amount of the Trust Preferred Securities to be purchased hereunder, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

11.  Notices All notices and other communications hereunder shall be in writing
------------
and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at North Tower, World Financial Center, New York, New York 10281-1201, attention of Keith Lurie; and notices to the Company shall be directed to it at AGL Capital Corporation, 2325-8 Renaissance Road, Las Vegas, NV 89119, attention of Paul R. Shlanta (with a copy to Marshall Hill Cassas and de Lipkau, 333 Holcomb Ave., Suite 300, Reno, NV 89502); and notices to the Guarantor and the Trust shall be directed to it at AGL Resources, Inc., 817 West Peachtree Street, N.W., Atlanta, GA 30308, attention of Richard T. O'Brien (with a copy to Long Aldridge & Norman LLP, One Peachtree Center, 303 Peachtree Street, Suite 5300, Atlanta, Georgia 30308, attention of William Floyd).

12.  Parties This Agreement shall each inure to the benefit of and be binding
------------
upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

13.  GOVERNING LAW AND TIME THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
---------------------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

14.  Effect of Headings The Article and Section headings herein and the Table of
-----------------------
Contents are for convenience only and shall not affect the construction hereof.

15.  Counterparts This Agreement may be simultaneously executed in counterparts,
-----------------
each of which when so executed shall be deemed to be an original. Such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                      Very truly yours,


                                      AGL CAPITAL CORPORATION

                                      By: /s/ Thomas L. Gleason
                                         ---------------------------
                                      Title:  Vice President


                                      AGL RESOURCES INC.


                                      By: /s/ Richard T. O'Brien
                                         ---------------------------
                                      Title: Senior Vice President
                                             and Chief Financial
                                             Officer


                                      AGL CAPITAL TRUST II


                                      By: /s/ Thomas L. Gleason
                                         ---------------------------
                                      Title: Administrative Trustee

CONFIRMED AND ACCEPTED,
as of the date first above written:

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
                INCORPORATED

By: /s/ William D. Rogers
   --------------------------------
      Authorized Signatory

By: MORGAN STANLEY & CO. INCORPORATED


By: /s/ Michael Fusco
   --------------------------------
      Authorized Signatory


For itself and as Representative of the other Underwriters named in Schedule A hereto.

                                  SCHEDULE A



                                                                    Number of
Name of Underwriter                                                Securities
-------------------                                                ----------

Merrill Lynch, Pierce, Fenner & Smith Incorporated                 1,535,000
Morgan Stanley & Co. Incorporated                                  1,535,000
Salomon Smith Barney Inc.                                          1,530,000
JP Morgan Securities Inc.                                            300,000
Robinson-Humphrey Company LLC                                        300,000
Banc of America Securities LLC                                       100,000
BB&T Capital Markets, a Division of Scott & Stringfellow             100,000
Dain Rauscher Wessels                                                100,000
First Union Securities, Inc.                                         100,000
Quick & Reilly, Inc.                                                 100,000
Legg Mason Wood Walker, Inc.                                         100,000
SunTrust Equitable Securities                                        100,000
Wachovia Securities, Inc.                                            100,000
Total..........................................................    6,000,000
                                                                   =========

                                    Sch A-1

                                  SCHEDULE B

                            AGL CAPITAL CORPORATION

                                6,000,000 8.00%
                          Trust Preferred Securities


     1. The initial public offering price of the Trust Preferred Securities shall be $25.

     2. The purchase price to be paid by the Underwriters for the Trust Preferred Securities shall be $150,000,000. AGL Capital Corporation will pay to the Representatives a fee of $4,725,000.

     3. The annual distribution rate on the Trust Preferred Securities shall be 8.00% of the liquidation amount of $25 per Trust Preferred Security.

     4. The Maturity date for the Trust Preferred Securities shall be May 15, 2041.

                                    Sch C-1

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                               Very truly yours,

                                               AGL CAPITAL CORPORATION

                                               By:________________________
                                               Title:


                                               AGL RESOURCES INC.


                                               By:________________________
                                               Title:


                                               AGL CAPITAL TRUST II


                                               By:_______________________
                                               Title:
CONFIRMED AND ACCEPTED,
as of the date first above written:

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
                INCORPORATED

By: _____________________________

      Authorized Signatory

By: MORGAN STANLEY & CO. INCORPORATED


By: _____________________________

      Authorized Signatory


For itself and as Representative of the other Underwriters named in Schedule A hereto.

                                    Sch C-2